UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2018

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2018 (UNAUDITED)

 Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund declined -4.14% for the first six months of 2018.  We completed our twenty-two and one-half years in business.  Over this period a $10,000 investment in our Fund at the start of 1996 grew to $110,703 during our Fund’s 22.5 years as a public investment company.  This was an 11.28% average annual compounded return after all expenses and fees.  During this same time period, the S&P 500 Index grew to $67,557 whereas the Russell 3,000 Index became $69,152.  These returns would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following spreadsheet shows our portfolio holdings, additions and deletions for the first six months followed by the price changes for each:

		Beginning	Ending	Change
Portfolio throughout 2018	Ticker	Value	Value	Percentage
Mastercard Inc.	MA	$ 151.36	$ 196.52	29.84%
KKR & Co. LP	KKR	$ 21.06	$ 24.85	18.00%
Federal Agricultural Mortgage	AGM	$ 78.24	$ 89.48	14.37%
Facebook, Inc.	FB	$ 176.46	$ 194.32	10.12%
Apple, Inc.	AAPL	$ 169.23	$ 185.11	9.38%
Kansas City Southern	KSU	$ 105.22	$ 105.96	0.70%
Polaris Industries, Inc.	PII	$ 123.99	$ 122.18	(1.46)%
Range Resources Corporation	RRC	$ 17.06	$ 16.73	(1.93)%
JP Morgan Chase & Co.	JPM	$ 106.94	$ 104.20	(2.56)%
JP Morgan Chase & Co	JPM+.N	$ 66.43	$ 63.43	(4.52)%
Berkshire Hathaway Inc. Class A	BRK/A	$ 297,600.01	$ 282,040.01	(5.23)%
Brandywine Realty Trust	BDN	$ 18.19	$ 16.88	(7.20)%
FedEx Corporation	FDX	$ 249.54	$ 227.06	(9.01)%
Boardwalk Pipeline Partners, LP	BWP	$ 12.91	$ 11.62	(9.99)%
Goldman Sachs Group, Inc.	GS	$ 254.76	$ 220.57	(13.42)%
Toll Brothers Inc.	TOL	$ 48.02	$ 36.99	(22.97)%
Fannie Mae Preferred Stocks	FNMAH	$ 6.90	$ 5.20	(24.64)%

Portfolio Additions
Discovery Inc. Class C	DISCK	$ 23.00	$ 25.50	10.87%
Brighthouse Financial, Inc.	BHF	$ 43.57	$ 40.07	(8.03)%

Portfolio Deletions
Scripps Networks Interactive	SNI	$ 85.38	$ 89.14	4.40%
Calatlantic Group, Inc.	CAA	$ 56.39	$ 54.72	(2.96)%

On July 18th our investment in Boardwalk Pipeline was fully bought out by Loews Corporation, the General Partner and largest shareholder, at a price of $12.06.  This is a price that I believe will prove to be very valuable to Loews since it was taken from us and the other partners at a bargain price well below its intrinsic value.  However, looking forward I will reinvest this money in Brighthouse Financial and another new investment, Cummins Inc., as well as adding to some of our existing investments, such as Range Resources, Facebook, Toll Brothers and potentially Discovery Inc.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Please allow me to continue on this path of looking forward for the stock market and our Matthew 25 Fund’s portfolio.  Surprisingly, much of the information that I see in the recent and current financial media is dire and gloomy.  This pessimism is usually based on the strong performance of the stock market and economy since 2009.  These bearish pundits will base their concerns on a pending correction, weak economy or high stock market valuations.

 First, let me remind you that market corrections have occurred on a regular basis and will likely continue to do so.  Corrections of 5% or greater happen on average three times per year.  Corrections of 10% or more are almost an annual event.  In fact, in the first two months of this year, we endured an 11.8% decline from top to bottom.  See these data on corrections below:

There are many well-meaning people, and some who are not, who will tell you they can predict these downturns.  To predict market corrections on a consistent basis would be desirable, but I believe is unachievable.  No investor likes corrections, but these can be investment opportunities as well.   However, the real concern of long-term investors is the major market declines of greater than 20%.  These are prolonged bear markets and are usually corrections that are followed by economic recessions or are corrections from highly overvalued stock markets.  In other words, beware of “Bubbles” (extreme overvaluations) and “Recessions.”  While I believe that corrections are recurring and unpredictable, recessions and bubbles can at least be analyzed.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

One of the best economic indicators that I monitor is the Leading and Coincident Economic Indices (LEI and CEI). LEI covers ten economic indicators. Six are from the U.S. Government, two are from private organizations and two are from public information including the S&P 500 Index performance itself.  The CEI has four indicators.  These economic indices are published monthly and the latest data are as follows:

NEW YORK, July 19, 2018…The Conference Board Leading Economic Index® (LEI) for the U.S. increased 0.5 percent in June to 109.8 (2016 = 100), following no change in May, and a 0.4 percent increase in April.

You can see the Leading Economic Index (LEI) is very strong.  Compare this latest data to the weak then disastrous trend from 2006 to early 2009.  Caution is necessary when market corrections are accompanied with prolong weak LEI and CEI numbers.  Currently, these indices are very positive.

Next I will show you that the market is not overpriced but is fairly priced.  On June 30th the S&P 500 Index was $2,718.37.  According to Standard & Poor’s, the estimated operating earnings for the S&P 500 Index for 2018 is $157.97 and the estimate for 2019 is $176.39.  The average PE Ratio for this index over the past 50 years is around 17.12, and currently the PE Ratio on this year’s earnings is 17.21 or just slightly above

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

average.  The common range on PE Ratios is between 15 and 20.  Therefore,  using this range as a risk reward gage on the market would provide a negative 12.83% risk versus a positive 16.22% reward on 2018 earnings, and a normal risk range of -2.67% versus a +29.78% reward potential for next year.  Thus, the market is priced close to normal with more return than risk potential over the next eighteen months due to the current market price and the projected growth in earnings.

How does our Matthew 25 Fund portfolio compare to the broad market?  Our Growth and Value portfolio as of June 30th had a Weighted Portfolio Average PE Ratio on 2018 Consensus Estimated Earnings per Share (EPS) of 14.41. Our portfolio’s Weighted Consensus 5-Year Growth Rate is 12.59%. This generates a PEG Ratio of approximately 1.15; I will explain this later.  Our Growth and Value portfolio includes all of our portfolio holdings except the Fannie Mae Preferred stocks which are a Special Situation Value Investment. A detailed explanation of this investment is available in our June 30, 2017 shareholder letter available on our website at http://www.matthew25fund.com/annual-reports/. Our portfolio’s data are as follows:

Matthew 25 Fund
		Current	Est.	PE	Est.	Weighted	Weighted
Description	Ticker	Price	EPS '18	Ratio	Growth	Growth	PE
Apple	AAPL	$185.11	$11.48	16.1	12.78%	1.07%	1.35
Farmer Mac	AGM	$89.48	$8.44	10.6	11.00%	0.08%	0.08
Farmer Mac A	AGM.A.N	$81.02	$8.44	9.6	11.00%	0.09%	0.08
Brandywine Realty	BDN	$16.88	$1.37	12.3	5.50%	0.41%	0.93
Brighthouse Fincl.	BHF	$40.07	$8.43	4.8	6.19%	0.03%	0.02
Berkshire Hathaway	BRK/A	$282,040.01	$13,650.90	20.7	8.80%	0.52%	1.23
Boardwalk Pipeline	BWP	$11.62	$1.17	9.9	7.40%	0.42%	0.57
Discovery Inc. C	DISCK	$25.50	$2.40	10.6	23.75%	0.71%	0.32
Facebook	FB	$194.32	$7.29	26.7	22.20%	0.77%	0.92
FedEx	FDX	$227.06	$17.33	13.1	13.44%	1.25%	1.22
Goldman Sachs	GS	$220.57	$24.82	8.9	12.70%	1.50%	1.05
JP Morgan Chase	JPM	$104.20	$9.18	11.4	9.32%	0.67%	0.82
JP Morgan Wts.	JPM+.N	$63.43	$5.59	11.3	9.32%	0.11%	0.14
KKR & Co. LP	KKR	$24.85	$1.68	14.8	11.70%	1.29%	1.62
Kansas City South.	KSU	$105.96	$6.13	17.3	14.02%	0.51%	0.62
MasterCard	MA	$196.52	$6.41	30.7	22.59%	0.67%	0.91
Polaris Industries	PII	$122.18	$6.53	18.7	15.00%	1.24%	1.55
Range Resources	RRC	$16.73	$0.94	17.8	11.70%	0.33%	0.5
Toll Brothers	TOL	$36.99	$4.47	8.3	15.80%	0.90%	0.47
						12.59%	14.41

Our portfolio has a better projected growth rate and a better valuation than the market averages.  The PEG Ratio is calculated by the numerator which is a value measurement (PE), being divided by the denominator which is the Growth measure (G). In this case the analysts’ consensus estimated 5-year growth rates.  Like golf scores, the lower the PEG Ratio is then the better it is for investors; it measures how much an investor is paying for future growth in earnings.  Our Matthew 25 Fund’s PEG Ratio is less than ½ of the market’s long-term average ratio of approximately 2.5.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

I packed a lot of information in this letter to help you, our owners, to make an informed decision on your investment in our Matthew 25 Fund.  There are always risks in stock investing, but there are also potential rewards.  I respect the risks but I desire the rewards.  At the time of this letter, my wife and I own 517,700.513 shares of our Matthew 25 Fund which is 4.57% of our Fund’s outstanding shares.  This is just for our accounts not including our children’s and other family members’ holdings.  This is an increase of 15,109.125 shares through our purchases so far this year.  God willing, we intend to continue buying more shares of our Fund this year.  As in the words of a Russian Proverb made famous by President Reagan, “Trust, but verify.”  My actions will hopefully verify the sentiments that I was trying to share with you in this letter.  As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

President

Matthew 25 Fund

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2018 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2018

	Matthew 25 Fund	Russell 3000 Index	S&P 500 Index
Six Months	(4.14)%	3.23%	2.65%
1 Year	13.28%	14.79%	14.37%
3 Year	9.87%	11.59%	11.93%
5 Year	11.93%	13.30%	13.42%
10 Year	14.18%	10.24%	10.18%
12/31/1995 – 06/30/2018	11.28%	8.97%	8.86%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/2018.  These changes are then compared to a $10,000 investment in the Russell 3000 Index and the Standard & Poor’s 500 Index (“S&P 500”). The Russell 3000 Index is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2018 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Fannie Mae (b)	10.87%
Goldman Sachs Group, Inc.	10.41%
KKR & Co. LP	9.68%
FedEx Corp.	8.21%
JP Morgan Chase & Co. (a)	7.43%
Apple, Inc.	7.38%
Polaris Industries, Inc.	7.31%
Brandywine Realty Trust	6.62%
Berkshire Hathaway, Class A	5.25%
Boardwalk Pipeline Partners, LP	5.02%
78.18%

(a) Including JP Morgan Chase & Co. Warrants
(b) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	8.21%
Business Services	2.61%
Cable & Other Pay Television Services	2.64%
Crude Petroleum & Natural Gas	2.49%
Electronic Computers	7.38%
Federal & Federally - Sponsored Credit Agencies	1.39%
Fire, Marine & Casualty Insurance	5.25%
Life Insurance	0.43%
National Commercial Bank	6.37%
Operative Builders	5.02%
Railroads, Line-Haul Operations	3.18%
Real Estate Investment Trusts	6.62%
Security Brokers, Dealers & Exchanges	10.41%
Services-Computer Programming, Data Processing, Etc.	3.05%
Transportation Equipment	7.31%
Warrants	1.05%
Limited Partnerships	14.70%
Preferred Stocks	10.87%
Money Market Fund	1.07%
Liabilities Less Other Assets, Net	(0.05)%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018 (UNAUDITED)

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
136,000	FedEx Corp.	$12,986,817	$30,880,160	8.21%

Business Services
-	The Depository Trust & Clearing Corp. (*) (**) (b)	1,126	1,880
50,000	MasterCard, Inc.	1,002,429	9,826,000
		1,003,555	9,827,880	2.61%

Cable & Other Pay Television Services
390,000	Discovery, Inc. Class C *	299,953	9,945,000	2.64%

Crude Petroleum & Natural Gas
560,000	Range Resources Corp.	8,768,188	9,368,800	2.49%

Electronic Computers
150,000	Apple, Inc.	2,529,518	27,766,500	7.38%

Federal & Federally - Sponsored Credit Agencies
27,500	Federal Agricultural Mortgage Corp. Class C	972,298	2,460,700
34,101	Federal Agricultural Mortgage Corp. Class A	2,282,135	2,762,863
		3,254,433	5,223,563	1.39%
Fire, Marine & Casualty Insurance
70	Berkshire Hathaway, Class A *	7,009,469	19,742,801	5.25%

Life Insurance
40,000	Brighthouse Financial, Inc. *	1,768,700	1,602,800	0.43%

National Commercial Bank
230,000	JP Morgan Chase & Co.	8,097,573	23,966,000	6.37%

Operative Builders
510,000	Toll Brothers, Inc.	15,753,859	18,864,900	5.02%

Railroads, Line-Haul Operations
113,000	Kansas City Southern	4,932,210	11,973,480	3.18%

Real Estate Investment Trusts
1,475,000	Brandywine Realty Trust	16,415,852	24,898,000	6.62%

Security Brokers, Dealers & Exchanges
177,500	Goldman Sachs Group, Inc.	21,736,036	39,151,175	10.41%

* Non-Income producing securities during the period.

** Level 3 Security

(b) Actual shares owned 0.109 shares.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

Services-Computer Programming, Data Processing, Etc.
59,000	Facebook, Inc. Class A *	$ 8,131,414	$ 11,464,880	3.05%

Transportation Equipment
225,000	Polaris Industries, Inc.	14,309,912	27,490,500	7.31%

	Total Common Stocks	126,997,489	272,166,439	72.36%

WARRANTS
62,500	JP Morgan Chase & Co. 10/28/2018 @ $42.42	741,532	3,964,375
	Total Warrants	741,532	3,964,375	1.05%

LIMITED PARTNERSHIPS
1,625,000	Boardwalk Pipeline Partners, L.P.	17,916,552	18,882,500
1,465,000	KKR & Co. L.P.	21,920,252	36,405,250
	Total Limited Partnerships	39,836,804	55,287,750	14.70%

PREFERRED STOCKS ***
129,500	Fannie Mae - Series E 12/31/49, 5.10% *	969,255	1,166,795
231,000	Fannie Mae - Series F 12/31/49, 1.36% * (a)	2,166,000	2,252,250
396,500	Fannie Mae - Series G 12/31/49, 0.00% * (a)	3,642,504	3,945,175
289,600	Fannie Mae - Series H 12/31/49, 5.81% *	2,304,896	2,924,960
231,500	Fannie Mae - Series I 12/31/49, 5.625% *	1,709,834	2,315,000
344,300	Fannie Mae - Series L 12/31/49, 5.125% *	2,762,990	3,267,407
567,600	Fannie Mae - Series M 12/31/49, 4.75% *	4,673,682	5,386,524
442,500	Fannie Mae - Series N 12/31/49, 5.50% *	3,561,592	4,230,300
478,000	Fannie Mae - Series O 12/31/49, 7.00% * (a)	4,019,386	4,947,300
2,013,000	Fannie Mae - Series P 12/31/49, 0.00% * (a)	7,772,993	10,467,600
	Total Preferred Stocks	33,583,132	40,903,311	10.87%

MONEY MARKET FUND
4,011,684	First American Government Obligation Fund Class Z, 1.75% (a)	4,011,684	4,011,684	1.07%

	Total Investments	$205,170,641	$376,333,559	100.05%

	Liabilities Less Other Assets, Net		(192,863)	(0.05)%

	Net Assets		$376,140,696	100.00%

* Non-Income producing securities during the period.

(a) Variable rate security; the rate shown represents the yield at June 30, 2018.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018 (UNAUDITED)

Assets
Investment in securities at market value (cost $205,170,641)	$376,333,559
Cash	13,700
Receivables:
Securities sold	1,082,871
Shares sold	17,583
Prepaid expenses	26,531
Dividends & Interest	131,365
Total Assets	377,605,609
Liabilities
Payables:
Securities purchased	845,362
Shares redeemed	277,403
Advisor fees	311,981
Trustee fees	2,167
Accrued expenses	28,000
Total Liabilities	1,464,913

Net Assets (Equivalent to $34.05 per share based on 11,524,514	$376,140,696
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $32.64 x 0.98 = $31.99 (Note 7)

Composition of Net Assets
Shares of common stock	$ 11,525
Additional paid-in capital	179,519,962
Undistributed net investment income	976,357
Accumulated net realized gain on investments	24,469,934
Net unrealized appreciation of investments	171,162,918

Net Assets	$376,140,696

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2018 (UNAUDITED)

Investment Income
Dividends	$ 3,069,300
Interest	20,508
Total Investment Income	3,089,808

Expenses
Management fees	1,962,262
Transfer agent and accounting fees	40,402
Postage and printing	26,256
Custodian and bank fees	23,119
Registration fees	13,075
Professional fees	12,086
Trustees' fees and expenses	9,542
Office expenses	8,893
Insurance	8,638
Compliance Officer fees	7,178
NSCC fees	1,646
NASDAQ fees	299
Telephone fees	55
Total Expenses	2,113,451

Net Investment Income	976,357

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	19,373,632
Net realized gain from warrants	5,138,608
Net change in unrealized depreciation on investments	(38,095,700)
Net change in unrealized depreciation on warrants	(4,742,047)
Net realized and unrealized loss from investments	(18,325,507)

Net decrease in net assets resulting from operations	$(17,349,150)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2018	12/31/2017

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 976,357	$ 864,431
Net realized gain from investments and warrants	24,512,240	31,762,387
Capital gain distributions from underlying investments	-	182,808
Unrealized appreciation (depreciation) on investments and warrants	(42,837,747)	55,486,299
Net increase (decrease) in assets resulting from operations	(17,349,150)	88,295,925

Distributions to Shareholders
From net investment income	-	(865,991)
From realized gains	-	(29,346,193)
Total distributions	-	(30,212,184)

Capital Share Transactions	(29,307,915)	(27,816,733)

Total Increase (Decrease) in Net Assets	(46,657,065)	30,267,008

Net Assets at Beginning of Period	422,797,761	392,530,753

Net Assets at End of Period (includes undistributed net	$376,140,696	$422,797,761
investment income (loss) of $976,357 and $ -, respectively)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2018

		Years Ended
		12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Asset Value -
Beginning of Year	$ 34.05	$ 29.39	$ 25.38	$ 31.25	$ 30.44	$ 22.18
Net Investment Income (Loss) (1)	0.08	0.07	0.23	(0.02)	0.16	0.10
Net Gains or (Losses) on Investments
(realized and unrealized)	(1.49)	7.18	6.61	(3.81)	1.49	8.42
Total from Investment Operations	(1.41)	7.25	6.84	(3.83)	1.65	8.52

Less Distributions
From net investment income	0.00	(0.07)	(0.28)	0.00	(0.16)	(0.09)
From realized gains	0.00	(2.53)	(2.56)	(2.07)	(0.72)	(0.23)
Total Distributions	0.00	(2.60)	(2.84)	(2.07)	(0.88)	(0.32)

Paid in capital from redemption fees	0.00 (3)	0.01	0.01	0.03	0.04	0.06

Net Asset Value -
End of Period	$ 32.64	$ 34.05	$ 29.39	$ 25.38	$ 31.25	$ 30.44

Total Return (2)	(4.14)%(5)	24.69%	26.92%	(12.19)%	5.59%	38.69%

Net Assets - End of Period (000's omitted)	$ 376,141	$422,798	$392,531	$ 499,630	$ 879,994	$821,104

Ratio of Expenses to Average Net Assets	1.08%(4)	1.08%	1.09%	1.06%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%(4)	0.22%	0.87%	(0.08)%	0.53%	0.38%

Portfolio Turnover Rate	11.03%(5)	10.87%	10.71%	17.52%	20.77%	7.35%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

(3) Redemption fees resulted in less than $0.01 per share.

(4) Annualized.

(5) Not Annualized.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. See Note 4 for additional information on warrants.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships, real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, and limited partnerships). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Derivative instruments (warrants). Listed derivatives that are actively traded are valued based on quoted prices from the exchange and appropriately categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2018:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$272,164,559	$ --	$ 1,880	$272,166,439
Limited Partnerships	55,287,750	--	--	55,287,750
Warrants	3,964,375	--	--	3,964,375
Preferred Stocks	--	40,903,311	--	40,903,311
Short-Term Investment	4,011,684	--	--	4,011,684
	$335,428,368	$40,903,311	$ 1,880	$376,333,559

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2017	$1,863
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	4
Realized Gain/(Loss)	-
Purchases/Sales	13
Transfers In/(Out) of Level 3	-
Balance as of 06/30/2018	$1,880

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security at time of receipt of additional shares.

NOTE 4 - Derivative Transactions

As of June 30, 2018, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Assets:

                                                Location

     Total

Warrants

                                                            Investment in securities

                                                                            at market value                         $3,964,375

Unrealized gains and losses on derivative contracts entered into by the Fund during the six months ended June 30, 2018, are recorded in the following location on the Statement of Operations:

Net change in unrealized depreciation on:         Location

     Total

Warrants

           Net change in unrealized

                                                                           Depreciation on warrants       $(4,742,047)

Net realized gain on:

                Location                                       Total

Warrants

                Net realized gain on warrants              $5,138,608

For the six months ended June 30, 2018, the total amount of all warrants, as presented in the Schedule of Investments, is representative of the volume of activity for these derivative types during the period.

NOTE 5 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2018, as computed pursuant to the investment advisory agreement, totaled $1,962,262.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 108 non-discretionary brokerage accounts with approximately $92 million in assets. During the previous 5 years ended December 31, 2017, the Fund placed 4 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

During the six months ended June 30, 2018, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 6 - Investments

For the six months ended June 30, 2018, purchases and sales of investment securities other than short-term investments aggregated $43,098,773 and $73,548,178, respectively.

NOTE 7 - Capital Share Transactions

As of June 30, 2018 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $179,531,487. Transactions in capital stock were as follows:

	June 30, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	265,457	$ 8,974,423	743,095	$ 23,584,136
Shares reinvested	-	-	851,054	29,072,001
Redemption fees	-	50,477	-	99,516
Shares redeemed	(1,156,920)	(38,332,815)	(2,535,662)	(80,572,386)
Net decrease	(891,463)	$(29,307,915)	(941,513)	$(27,816,733)

NOTE 8 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the six months ended June 30, 2018, the Fund received $50,477 in redemption fees that were reclassified to paid-in capital.

NOTE 9 – Tax Matters

As of June 30, 2018, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$ 205,170,641

Gross tax unrealized appreciation on investments

$ 173,777,215

Gross tax unrealized depreciation on investments

     (2,614,297)

Net tax unrealized appreciation

$ 171,162,918

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$213,958,359

Total distributable earnings

$213,958,359

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The Fund did not make any distributions for the six months ended June 30, 2018.

The tax character of distributions paid during the fiscal year ended December 31, 2017 are as follows:

12/31/2017
Ordinary income	$ 865,991
Long-term Capital Gain	29,346,193
Total	$ 30,212,184

NOTE 10 - Lease Commitments

Rent expense was $5,812 for the six months ended June 30, 2018 and is included in office expenses.  The Fund entered into a new lease, effective November 2016, for office space, pursuant to a seven-year lease expiring in 2023.  At June 30, 2018, the future minimum lease payments are as follows:

2018

                $11,624

2019

$11,808

2020

$11,993

2021

$12,177

2022 and thereafter

$24,906

Total

$72,508

NOTE 11 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2018, National Financial Services Corp., for the benefit of its customers, owned approximately 38% of the Fund.

NOTE 12 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 13 – New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2018 to June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 through June 30, 2018

Actual	$1,000.00	$958.59	$5.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.44	$5.41

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2018 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MATTHEW 25 FUND

TRUSTEE INFORMATION

JUNE 30, 2018 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 58

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 60

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 58	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 55

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 58

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 58	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

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Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 5, 2018

*Print the name and title of each signing officer under his or her signature.